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                                     ANNEX I

                              SUPPLEMENTAL TERMS TO
                          MASTER REPURCHASE AGREEMENT,
                        DATED AS OF APRIL 10, 1997, AMONG
                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                       AND
                        MERRILL LYNCH CREDIT CORPORATION
                                       AND
                            FIRSTPLUS FINANCIAL, INC.

1. APPLICABILITY. These Supplemental Terms (the "Supplemental Terms") to Master Repurchase Agreement (the "Repurchase Agreement") modify the terms and conditions of the Repurchase Agreement and the terms under which the parties hereto may, from time to time, enter into Transactions (the Repurchase Agreement, together with these Supplemental Terms, the "Agreement"). The Agreement shall be read, taken and construed as one and the same instrument. Capitalized terms used in these Supplemental Terms and not otherwise defined herein shall have the meanings set forth in the Repurchase Agreement.

2.    ADDITIONAL DEFINITIONS.

      (a) Notwithstanding the definition set forth in Paragraph 2(h) of the Repurchase Agreement, with respect to Loans, the "Market Value" of Loans shall be the price of Loans determined, as of any date of determination, to be the fair market value thereof as determined solely by Buyer in good faith; provided, however, that (i) a Market Value of zero shall be assigned to each Loan that does not at any time comply with the representation and warranty of Seller set forth in Paragraph 7(b)(xii) of these Supplemental Terms, (ii) the Market Value of Loans shall not in any event exceed the outstanding principal amount thereof, (iii) any Loan that has been subject to the Agreement for more than 180 days in aggregate shall have a Market Value of zero and (iv) any Loan with respect to which there is a breach of a representation, warranty or covenant that is not cured within any applicable cure period shall have a Market Value of zero.

      (b) "Advance Rate" shall mean a fraction (expressed as a percentage), the numerator of which is one and the denominator of which is Buyer's Margin Percentage.

      (c)   "Book Net Worth" shall refer to the equity of Seller
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            determined in accordance with GAAP.

      (d)   "Borrower" shall refer to the obligor or any Loan.

      (e) "Buyer" shall mean MLCC, in the case of Loans secured by second or third liens, and MLMCI in all other cases.

      (f) "Buyer's Margin Percentage" shall refer to the percentage used to calculate Buyer's Margin Amount, which shall be 97%.

      (g)   "Code" shall refer to the Internal Revenue Code of 1986, as amended.

      (h) "Computer Tape" shall have the meaning set forth in the Custodial Agreement.

      (i) "Custodial Agreement" shall refer to the Custodial Agreement, by and among Seller, MLCC, MLMCI and the Custodian, providing for the custody of records relating to Loans, as the same may be amended, supplemented or otherwise modified from time to time.

      (j) "Custodial Confirmation Statement" shall refer to the confirmation statement issued by the party named as custodian in the Custodial Agreement that evidences ownership of the Loans indicated thereon.

      (k) "Custodian" shall refer to and its permitted successors as custodian under the Custodial Agreement.

      (l)   "FHA" means the Federal Housing Administration.

      (m) "FHA-Approved Mortgagee" means a lender or other mortgagee approved by the FHA as a mortgagee for Title I Loans.

      (n) "GAAP" shall mean generally accepted accounting principles consistently applied.

      (o)   "Loans" shall refer to both Title I Loans and Uninsured Loans.

      (p) "LIBOR" shall mean the London Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 4833 of Telerate as of 8:00 a.m., New York City time, on the date of determination.

      (q) "List of Loans" shall be as defined in Paragraph 3 of these Supplemental Terms.


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      (r)   "MLCC" shall refer to Merrill Lynch Credit Corporation.

      (s)   "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

      (t) "Monthly Report" shall mean the monthly report, substantially in the form attached hereto as Exhibit C, submitted by Seller to Buyer including, with respect to the insurance coverage reserve account of Seller, (i) the amount of insurance coverage remaining in the account and (ii) the number and aggregate principal amount of loans having potential claims to the account.

      (u) "Mortgage" shall mean, to the extent applicable to a particular Loan, the mortgage or other instrument creating a lien on the property securing a Note.

      (v) "Note" shall mean the note or other evidence of indebtedness of a Borrower secured by a Mortgage.

      (w) "Purchase Price" shall mean with respect to each Loan, (i) on the Purchase Date, in consideration for the transfer of the Loan by Seller to Buyer, the price equal to the lesser of (A) the product of the Advance Rate times the Market Value or (B) the outstanding principal balance of such Loan on the Purchase Date, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause
            (ii) of Paragraph 5 hereof;

      (x) "RAC" shall mean RAC Financial Group, Inc., the direct or indirect sole shareholder of Seller.

      (y) "Securities" shall be deemed to mean Loans (including the rights to any FHA Insurance under the Title I Program relating thereto) and, notwithstanding the use of the term "Securities" in the Master Repurchase Agreement, in no event shall such Loans be deemed to be securities for the purposes of any securities or blue sky laws.

      (z)   "Seller" shall refer to FIRSTPLUS FINANCIAL, INC.

      (aa) "Seller's Contract of Insurance" shall refer to Seller's insurance contract with the FHA under the Title I Program.


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      (bb)  "Seller's Origination Guide" shall refer to the origination guide of
            Seller for Loans in the form most recently accepted in writing by Buyer.

      (cc) "Title I Loans" means first and junior lien or, to the extent permitted hereby, unsecured home improvement loans or retail installment sales contracts, and related promissory notes, insured under the FHA's Title I Program, and including without limitation, all rights to receive payments which are due pursuant thereto and all other proceeds thereof (including any recourse rights against third persons) from and after the related Purchase Date, but excluding any rights to receive payments which are due prior to the related Purchase Date.

      (dd) "Title I Program" shall mean the Title I insurance program of the FHA.

      (ee) "Transaction" shall, in addition to the definition set forth in the Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Repurchase Agreement.

      (ff) "Uninsured Loans" means first, second and third lien home improvement loans or retail installment sales contracts, and related promissory notes (none of which are insured under the FHA's Title I Program) and including without limitation, all rights to receive payments which are due pursuant thereto and all other proceeds thereof (including any recourse rights against third persons) from and after the related Purchase Date, but excluding any rights to receive payments which are due prior to the related Purchase Date.

3. CONFIRMATIONS. Each Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) business day after the objecting party's receipt of such Confirmation. The Loans relating to each Transaction shall be identified on a detailed listing to be provided by Seller to Buyer (a "List of Loans") and may be identified in the related Confirmation by reference to such list. Each List of Loans will indicate for each Loan whether it is insured under the FHA's Title I Program.


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4.    MARGIN MAINTENANCE.

      (a) Paragraph 4(b) of the Repurchase Agreement is hereby modified to provide that if the notice to be given by Buyer to Seller under such paragraph is given at or prior to 10:00 a.m., New York City time, Seller shall transfer the Additional Purchased Securities to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m., New York City time, Seller shall transfer the Additional Purchased Securities prior to the close of business in New York City on the business day immediately following the date of such notice. The Custodial Agreement shall set forth further terms and provisions relating to Buyer's and Seller's rights and obligations under Paragraph 4 of the Repurchase Agreement.

      (b) Paragraph 4 of the Repurchase Agreement is hereby modified by adding the following at the end thereof:

                  "(f) In the event that Seller fails to comply with the provisions of this Paragraph 4, Buyer shall not enter into any additional Transactions hereunder after the date of such failure."

5. INCOME PAYMENTS. Paragraph 5 of the Repurchase Agreement is hereby modified to provide that, so long as no Event of Default shall have occurred and be continuing, Seller shall be entitled to all payments of principal and interest and principal prepayments payable to the holder of the Loans. Upon the occurrence of an Event of Default, payment of principal and interest and principal prepayments shall be paid directly to Buyer.

6.    INTENT OF THE PARTIES; SECURITY INTEREST.

      (a) It is the intention of the parties hereto that any Transaction involving the sale of Loans hereunder shall include all rights to any related FHA insurance applicable thereto under the Title I Program, subject to applicable FHA insurance regulations.

      (b) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that Seller shall have granted to Buyer a perfected first priority security interest in all of the Loans and any related


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            FHA insurance applicable thereto under the Title I Program.

      (c) Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignments of mortgage as and when required by Buyer in its sole discretion.

      (d) In the event that Buyer elects to engage in repurchase transactions with the Loans (including the rights to any related FHA insurance) or otherwise elects to pledge or hypothecate such Loans, Seller shall, at the request of Buyer and at the expense of Seller, provide Buyer's counterparty in such repurchase transaction with an opinion of counsel to the effect that such counterparty has a perfected first priority security interest in such Loans.

      (e) Notwithstanding Paragraph 9(b) of the Repurchase Agreement, it is the intention of the parties that the Custodian, rather than Seller, shall maintain custody of the Purchased Securities pursuant to the Custodial Agreement.

7.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

            (i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Agreement) upon or with respect to any of its properties; and

            (ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement.

      (b) Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

            (i)   The documents disclosed by Seller to Buyer


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                  pursuant to the Agreement are either original documents or genuine and true copies thereof;

            (ii) Seller is a separate and independent corporate entity from the Custodian named in the Custodial Agreement, Seller does not own a controlling interest in such Custodian either directly or through affiliates, such Custodian does not own a controlling interest in Seller either directly or through affiliates and no director or officer of Seller is also a director or officer of such Custodian;

            (iii) None of the Purchase Price for any Loans will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, and Seller has not taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;

            (iv) Each Loan conforms to the current market standards of institutional securitization applicable to contracts and loans similar in nature to the Loans; all Loans will comply with the applicable representations and warranties attached as Exhibit B hereto;

            (v) Each Loan was originated by Seller or purchased by Seller from Seller's list of approved originators or acquired in a bulk sale transaction in the ordinary course of business (which bulk sale transaction does not constitute a "bulk sale" as defined in the Uniform Commercial Code);

            (vi) Each Loan was underwritten in accordance with the written underwriting standards of Seller furnished by Seller to Buyer, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller or on behalf of Seller;

            (vii) Since the date of the most recent financial statement of
                  Seller, delivered by it pursuant to Paragraph 11 of these Supplemental Terms, there has been no material adverse change in the financial condition or results of operations of Seller;


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            (viii) Seller shall be at the time it delivers any Loans for any
                  Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Loans, free of any lien, security interest, option or encumbrance except for the security interest created by or pursuant to the Agreement;

            (ix)  Seller and each servicer is an FHA-Approved Mortgagee;

            (x)   Each Title I Loan is insured under the FHA's Title I Program;

            (xi) Seller has taken all action with respect to the Agreement, the Custodial Agreement and the transactions contemplated hereby and thereby in order to comply with the provisions of all applicable law;

            (xii) At least 97% of the aggregate outstanding Repurchase Price for all Transactions relates to Loans that are not more than fifty-nine (59) days delinquent; not more than 3% of the aggregate outstanding Repurchase Price for all Transactions relates to Loans that are more than fifty-nine (59) days delinquent but not more than (90) days delinquent; and

            (xiii) Seller is the direct or indirect wholly owned subsidiary of
                  RAC.

      (c) Seller covenants with Buyer, from and after the date of the Agreement, as follows:

            (i) Seller will take all actions necessary to maintain the FHA insurance on the Title I Loans;

            (ii) Seller will take all actions necessary to maintain its status as an FHA-Approved Mortgagee;

            (iii) Seller will take all actions necessary with respect to the
                  Agreement, the Custodial Agreement and the transactions contemplated hereby and thereby in order to maintain compliance with the provisions of all applicable law;

            (iv) Seller shall immediately notify Buyer if an Event of Default or an event contemplated by Paragraph 9 of these Supplemental Terms shall have occurred;


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            (v)   Seller shall deliver a Computer Tape relating to the Custodial
                  Agreement to Buyer with such frequency as Buyer may require but in no event less frequently than monthly;

            (vi) No Loan shall be subject to the Agreement for more than 180 days in aggregate;

            (vii) Seller shall deliver to Buyer a Monthly Report on the tenth business day of each month during the term of the Agreement;

           (viii) In the event that Buyer elects to exercise its remedies with respect to the Loans pursuant to the terms of the Agreement after an Event of Default by Seller, Seller shall do all things necessary in order to insure that the rights and benefits of any FHA insurance applicable to the Title I Loans are transferred to Buyer or its designee and Seller further covenants to cooperate with Buyer in realizing the benefits of such insurance for the benefit of Buyer or its designee, subject to the compliance by Buyer or its designee with the applicable HUD rules and regulations;

            (ix) Seller shall notify Buyer upon the anticipated sale or transfer by RAC of any ownership interest in Seller prior to any such sale or transfer;

            (x) The ratio of Seller's outstanding indebtedness (determined in accordance with GAAP but including for this purpose any warehouse or repurchase facilities accounted for as off balance sheet transactions) to all lenders (including, without limitation, all indebtedness incurred under any loan agreement, warehouse finance agreement and repurchase agreement) to its Book Net Worth shall not at any time be more than 8 to 1;

            (xi) Seller shall not experience losses or changes in its financial condition that cause its Book Net Worth for any two consecutive calendar quarters to be less than or equal to 80% of its Book Net Worth as of the commencement of such period;

            (xii) Seller's Book Net Worth shall not at any time, from the date of the Agreement to April 30, 1997, be less than $140,000,000 and shall not at any time thereafter be less than $200,000,000; and

           (xiii) Seller shall not pay or declare any dividend or


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other distribution except (a) dividends payable solely in the form of capital stock, (b) dividends to RAC to the extent of Seller's portion of the consolidated federal income tax liability of RAC and its subsidiaries, (c) dividends to RAC to the extent of interest on the subordinated debt of Seller owed by RAC, (d) other dividends to RAC that do not in any fiscal year of Seller when added to the dividends during that year under clauses (b) and (c) preceding exceed 25% of Seller's net income for that fiscal year, or (e) dividends otherwise approved in writing by Buyer; notwithstanding the above, Seller may not pay or declare any dividends at any time while an Event of Default exists and is continuing or would be created by such dividends.

8.    EVENTS OF DEFAULT.

      (a) The term "Event of Default" shall, in addition to the definition set forth in the Repurchase Agreement, include the following events:

            (i) Any governmental or self-regulatory authority shall take possession of Buyer or Seller or their property or appoint any receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause (i).

            (ii) Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under the Agreement, shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within 24 hours.

            (iii) The Agreement shall for any reason cease to create a valid, first priority security interest in any of the Loans purported to be covered thereby.

            (iv) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against Seller, and the same remains undischarged for a period of sixty (60) days during which execution of such judgment is not effectively stayed.

            (v) Any representation or warranty made by Seller in the Agreement or any Custodial Agreement shall


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                  have been incorrect or untrue in any material respect when made or repeated or when deemed to have been made or repeated; provided, however, that in the case of representations and warranties made with respect to the Purchase Securities that are Loans, such circumstances shall not constitute an Event of Default if, after determining the Market Value of the Loans without taking into account the Loans with respect to which such circumstances have occurred, no other Event of Default shall have occurred and be continuing.

            (vi) Any covenant made by Seller in the Agreement or any Custodial Agreement shall have been breached in any material respect; provided, however, that in the case of covenants made with respect to the Purchased Securities that are Loans such circumstances shall not constitute an Event of Default if, after determining the Market Value of the Loans without taking into account the Loans with respect to which such circumstances have occurred, no other Event of Default shall have occurred and be continuing.

            (vii) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing including, without limitation, any such agreement of Seller to which Buyer is a party.

      (b) Upon the occurrence and during the continuance of an Event of Default by Seller:

            (i) All rights of Seller to receive payments which it would otherwise be authorized to receive pursuant to Paragraph 5 of these Supplemental Terms shall cease, and all such rights shall thereupon become vested in Buyer, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by Seller.

            (ii) All payments which are received by Seller contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of Buyer and shall be segregated from other funds of Seller.


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            (iii) Buyer may exercise any self-help remedies permitted by applicable law.

            (iv) Buyer shall be entitled to the right of set off with respect to any amounts owed by Buyer or any affiliate of Buyer to Seller or any affiliate of Seller under any contract, margin account or other arrangement.

      (c) The parties hereby agree that sales of Loans under Paragraph 11(d)(i) of the Repurchase Agreement shall be deemed to include and permit sales of Loans pursuant to a securities offering.

9.    EVENTS OF TERMINATION.

      (a) At the option of Buyer, exercised by written notice to Seller, the Repurchase Date for each Transaction under the Agreement shall be deemed to immediately occur in the event that:

            (i) In the judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

            (ii) Buyer shall request written assurances as to the financial well-being of Seller and such assurances shall not have been provided within 24 hours of such request;

            (iii) Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due);

            (iv) The senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization;


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            (v)   Any representation or warranty made by Seller in the Agreement or any Custodial Agreement shall have been incorrect or untrue in any material respect when made or repeated or when deemed to have been made or repeated;

            (vi) Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of Seller by any party other than Seller; (ii) the amount and maturity of any debt in excess of $20,000,000 assumed after the date hereof; (iii) any adverse developments with respect to pending or future material litigation involving Seller; and (iv) any other developments which might materially and adversely affect the financial condition of Seller;

            (vii) Seller shall have failed to comply in any material respect with its obligations under the Custodial Agreement;

           (viii) The approval of the FHA with respect to Seller or any servicer as an FHA-Approved Mortgagee shall have been withdrawn or adversely modified; or

            (ix) Either Daniel T. Phillips or Eric Green shall cease to be employed by Seller in his current capacity (or in an equivalent capacity) on a full-time basis or as a consultant devoting sufficient time (in the sole judgment of Buyer) to the performance of such duties.

      (b) The events specified in Paragraph 9(a) of these Supplemental Terms which may, at the option of Buyer, cause an acceleration of the Repurchase Date for a Transaction shall be in addition to any other rights of Buyer to cause such an acceleration under the Agreement.

10. FINANCIAL STATEMENTS. As of the date hereof, Seller shall have provided Buyer with the audited year-end financial statements of Seller and RAC and the most recent publicly available interim financial statement of RAC. Seller shall provide Buyer (i) within one hundred and twenty (120) days after the end of the fiscal year of Seller and RAC with an audited year-end consolidated financial statement for such fiscal year, together with the report of independent certified accountants, (ii) within sixty
      (60) days after the end of each of the first three fiscal quarters in each fiscal year unaudited consolidated statements of financial


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      condition and consolidated statement of income of Seller and RAC and (iii)
      within thirty (30) days after the last day of each calendar month consolidated statements of income for such month and balance sheets as of the end of such month accompanied in each case by a certificate of the chief financial officer or treasurer of Seller stating (x) that such financial statements are fairly presented in accordance with generally accepted accounting principles and (y) that no Event of Default exists under the Agreement. Each delivery of Loans by Seller to Buyer hereunder will constitute a representation by Seller that there has been no material adverse change in Seller's financial condition not disclosed to Buyer since the date of the most recent financial statement delivered to Buyer as aforesaid. Seller shall provide Buyer, from time to time at Seller's expense, with such information of a financial or operational nature respecting Seller as Buyer may reasonably request promptly upon receipt of such request.

11. MINIMUM AND MAXIMUM TRANSACTION AMOUNTS; MARGIN. With respect to all Transactions hereunder:

      (a) The minimum amount of any Transaction under the Agreement shall have an aggregate Repurchase Price of $1,000,000;

      (b) The aggregate outstanding Repurchase Price for the Loans subject to the Agreement at any one time shall not exceed $300,000,000; and

      (c) The aggregate outstanding principal amount of all Loans insured under the Title I Program subject to the Agreement that are not secured by realty or personalty shall not exceed $5,000,000.

12. REPURCHASE PRICE; PRICE DIFFERENTIAL. The Repurchase Price as of any date shall include that portion of the Price Differential that has accrued but has not been paid. The Price Differential shall accrue, be calculated and be compounded on a daily basis for each Purchased Security (such calculation to be made on the basis of a 360-day year and the actual number of days elapsed). The Price Differential shall be payable monthly in arrears to Buyer with respect to each Transaction. The Price Differential for any Transaction shall, unless otherwise agreed by the parties, be equal to the product of (i) the Repurchase Price (which shall be the Purchase Price increased by the accrued and unpaid Price Differential) and (ii) a per annum percentage one hundred (100) basis points (or such other number of basis points as Buyer and Seller shall mutually agree) in excess of LIBOR. Payment of the Price


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      Differential to Buyer shall be made by wire transfer in immediately available funds.

13.   ADDITIONAL INFORMATION.

      (a) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Security that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) business days after the date of such request.

      (b) Seller agrees to provide Buyer from time to time with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

      (c) Seller shall provide Buyer with copies of all filings made by or on behalf of Seller or any entity that controls Seller, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

14.   TRANSACTION PROCEDURES; TRANSACTIONS OPTIONAL.

      (a) Buyer may, in its sole reasonable discretion, reject any Security from inclusion in a Transaction hereunder for any reason.

      (b) Any provision of the Agreement to the contrary notwithstanding, each purchase by Buyer hereunder is discretionary on the part of Buyer.

15. OPINIONS OF COUNSEL. Seller shall, on the date of the first Transaction hereunder and, upon the reasonable request of Buyer, on the date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Loans from Buyer in a repurchase transaction, a favorable opinion of Seller's counsel with respect to the matters set forth in Exhibit A hereto, in form and substance reasonably acceptable to Buyer.

16. ADDITIONAL CONDITIONS. Prior to entering into the initial Transaction under the Agreement, Seller shall cause each of the following conditions to occur:

      (a) A Custodial Agreement in a form satisfactory to Buyer shall have been executed and delivered by the parties thereto;

      (b) Seller shall have disclosed information reasonably satisfactory to Buyer with respect to the scheduled maturities and termination provisions of all outstanding credit facilities and debt of Seller;

      (c) Seller shall have delivered to Buyer an undated letter to Seller's archivist authorizing and directing such archivist to make available to Buyer and its agents all printouts and all computer software pertaining to the Loans; and

      (d) The Custodian shall have delivered to Buyer a Custodial Confirmation Statement relating to the Loans subject to the Transaction.

17.   REPURCHASE TRANSACTIONS.

      (a) Ownership of all Loans shall pass to Buyer and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Loans or otherwise pledging or hypothecating the Loans, but no such transaction shall relieve Buyer of its obligations to resell and transfer Loans to Seller pursuant to the terms hereof and no such transaction shall have a maturity date later than the Repurchase Date unless such transaction permits the substitution of collateral.

      (b) Buyer hereby grants to Seller the right to perform in Buyer's stead under any repurchase, reverse repurchase, loan or similar transaction in which Buyer has sold, pledged or otherwise transferred the Loans, in the event that Buyer has defaulted on its obligations to repurchase or accept redelivery of such Loans in conformity with the terms of any such transaction and so long as an Event of Default under this Agreement by Seller shall not have occurred and be continuing. Buyer further acknowledges that each Loan identified on a loan schedule and included in a Transaction hereunder is unique and identifiable on the date of the related Transaction and that an award of money damages would be insufficient to compensate Seller for the losses and damages incurred by Seller in the event of Buyer's failure to transfer and deliver the Loans as provided in Paragraph 3(e) or 11 hereof.

18. NEW YORK JURISDICTION; WAIVER OF JURY TRIAL. Seller agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of the Agreement. Buyer and Seller each hereby waives the right of trial by jury in any litigation arising hereunder.

19.   SERVICING ARRANGEMENTS.

      (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Loans contemplated hereby, Seller shall cause the Loans to continue to be serviced for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Loans pursuant to the Agreement prior to the related Repurchase Date, Buyer's assigns; provided, however, that the obligation of Seller to cause Loans to be serviced for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

      (b) Seller shall cause the Loans to be serviced in accordance with the servicing standards for similar assets employed by prudent services in the home improvement loan industry and the home equity loan industry, as applicable.

      (c) Seller shall cause the servicer to enforce the rights of the owner of the Loans in accordance with the standards of a prudent lender in the home improvement loan industry and the home equity loan industry, as applicable.

      (d) If an Event of Default shall have occurred and be continuing, Buyer may, in its sole discretion without payment of any termination fee or any other amount to Seller or any servicer, (i) sell its right to the Loans on a servicing released basis or (ii) terminate the servicer of the Loans with or without cause.

      (e) Except with respect to Seller, each servicer of Loans must be approved by Buyer.

20. FURTHER ASSURANCES. Seller shall promptly provide such further assurances or agreements as Buyer may reasonably request in order to effect the purposes of the Agreement.

21. BUYER AS ATTORNEY-IN-FACT. Buyer is hereby appointed to act after the occurrence and during the continuation of an Event of Default as the attorney-in-fact of Seller for the purpose of carrying out the provisions of the Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power after the occurrence and during the continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Securities and to give full discharge for the same.

22. TERMINATION. Notwithstanding any provisions of Paragraph 15 of the Master Repurchase Agreement to the contrary, the Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring eleven calendar months and twenty-nine days after the date as of which the Agreement is entered into; provided, however, that the Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.

23. APPOINTMENT OF AGENT. MLCC hereby appoints MLMCI as its agent for purposes of reviewing and executing Confirmations, determining Market Value, exercising any termination option provided for in Paragraph 9 of these Supplemental Terms, exercising MLCC's rights under any margin maintenance provision of the Agreement, exercising MLCC's rights under the default provisions of the Agreement and such other purposes as MLCC may direct. The appointment of such agent shall not relieve MLCC of its obligations as Buyer hereunder.

24. BINDING TERMS. All of the covenants, stipulations, promises and agreements in the Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

25. NOTICES AND OTHER COMMUNICATIONS. Any provision of Paragraph 13 of the Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by the Agreement shall be in writing (including telegraphic, facsimile or telex communication) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

26. INCORPORATION OF TERMS. The Repurchase Agreement as supplemented hereby shall be read, taken and construed as one and the same instrument.

27. EXPENSES. Seller shall pay its own expenses and all reasonable out-of-pocket costs and expenses (including fees and disbursements of counsel): (1) of Buyer incident to the preparation and negotiation of the Agreement, the Custodial Agreement and any documents relating thereto, provided that Seller's liability for such costs and expenses of Buyer pursuant to this clause 1 shall not exceed a total of $17,500; (2) of Buyer incident to the preparation and negotiation of any amendments or waivers thereto, and the protection of the rights of Buyer thereunder; and
      (3) of Buyer incident to the enforcement of payment of amounts due under the Agreement or the Custodial Agreement, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving Seller. Notwithstanding any provision hereof to the contrary, the obligations of Seller under this Paragraph 27 shall be effective and enforceable whether or not any Transaction remains outstanding and shall survive payment of all other obligations owed by Seller to Buyer.

28. COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                                                                       EXHIBIT A

                          OPINION OF COUNSEL TO SELLER

      1. Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Texas and has power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller and its subsidiaries, considered as a whole.

      2. This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by Seller, and each constitutes a valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

      3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Seller for the consummation of the transactions contemplated by this Agreement or the Custody Agreement.

      4. The consummation of any of the transactions contemplated by this Agreement and the Custody Agreement will not conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of Seller or the terms of any indenture or other agreement or instrument known to us to which Seller is party or bound, or any order known to such counsel to be applicable to Seller or any regulations applicable to Seller, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Seller.

      5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Seller or relating to the transaction contemplated by this Agreement or the Custody Agreement which, if adversely determined, would have a material adverse effect on Buyer.

      6. Seller is duly registered as a finance company in each state in which Loans were originated, to the extent such registration is required by applicable law.

      7. Each Loan will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest in and to that Loan from Seller to Buyer. Each assignment of Mortgage related to each such Loan is in recordable form and is sufficient under applicable law to validly and effectively transfer all right, title and interest of Seller to Buyer. This Agreement together with (a) the delivery of such related Loans to Custodian, (b) the endorsement of such Loans to Buyer and (c) the delivery of the assignments of Mortgages related to the Loans to the Custodian in recordable form assigning such Mortgages to Buyer, creates a valid, perfected security interest in such Loans in favor of Buyer. Such security interest will have the same priority and will be subject to the same security interests and liens as apply to such Loans in the hands of Seller.

                                                                       EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

      (a) Delivery of Loan Documents. All of the original or certified documentation required to be delivered to Buyer or the Custodian on or prior to the Purchase Date, or as otherwise provided in this Agreement has or will be so delivered.

      (b) Payments Current. As of the Purchase Date, no Loan is more than 60 days delinquent, based on the terms of the related Note and Mortgage, if applicable. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Borrower, directly or indirectly, for the payment of any amount required by the Loan.

      (c) No Waiver or Modification. The terms of each Note and Mortgage, if applicable, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Loan File and no provision of any Mortgage, if applicable, or Note has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Loan File and the terms of which are reflected in the Loan File.

      (d) No Defenses. No Note or Mortgage, if applicable, is subject to any set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Note or Mortgage, if applicable, or the exercise of any right thereunder, render such Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the Loan was originated.

      (e) Compliance with Laws. Any and all requirements of any federal, state or local law applicable to a Loan have been complied with including, without limitation, all consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Loan, and with respect to the Title I Loans, the FHA regulations for the Title I Program; and such Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith.

      (f) No Satisfaction or Release of Lien. No Mortgage, if applicable, has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage, if applicable, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Loan (in the case of a Title I Loan, as permitted by the FHA regulations for the Title I Program) with respect to a superior lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such superior lien.

      (g) Valid Lien. With respect to a Note that is secured by a Mortgage, if applicable, such Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including, in the case of a Mortgage securing a Home Improvement Loan, the land and all buildings on the related Mortgaged Property.

      (h) Validity of Loan Documents. Each Note and each Mortgage, if applicable, is genuine and each is the legal, valid and binding obligation of the Borrower thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to a Note and the related Mortgage, if applicable, had legal capacity at the time to enter into the Loan and to execute and deliver such Note and Mortgage, and such Note and Mortgage have been duly and properly executed by such parties.

      (i) Full Disbursement of Proceeds. As of the applicable Cut-Off Date, the proceeds of each Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Loan and the recording of the related Mortgage, if applicable, were disbursed, the Borrower is not entitled to any refund of any amounts paid or due under the Note or the related Mortgage, if applicable, and any and all requirements set forth in the related Loan documents have been complied with.

      (j) Ownership. Immediately prior to the transfer thereof to Buyer, Seller had good and marketable title to each Loan, Note and Mortgage, if applicable, Seller was the sole owner thereof and Seller had full right to transfer each such Loan, Note and Mortgage, if applicable, to Buyer; and upon the transfer thereof by Seller to Buyer, Buyer became the sole transferee of each Loan, Note and Mortgage, if applicable, free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest (other than the interest of Seller and Buyer therein under the Agreement).

      (k) Ownership of Mortgaged Property. With respect to a Loan that is secured by a Mortgaged Property, the related servicing loan file contains a title document reflecting that title to such Mortgaged Property is held at least 50% by the Borrower under such Loan.

      (l) No Defaults. Except with respect to any delinquent scheduled monthly payment set forth in subsection (ii) above, there is no default, breach, violation or event of acceleration existing under a Mortgage, if applicable, or the related Note and, to the best of Seller's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the related Loan File.

      (m) No Condemnation or Damage. To the best of Seller's knowledge, the physical condition of the related Mortgaged Property, if applicable, has not deteriorated since the date of origination of the Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of such Mortgaged Property.

      (n) Mortgage Remedies Adequate. Each Mortgage, if applicable, contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

      (o) Underwriting of Loans. Each Loan has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines.

      (p) Terms of Loans. Each Loan is a fixed rate loan; each Note has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination; each Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the interest rate set forth in related Note; and no Note provides for any extension of the original term.

      (q) Security. No Note is, or has been, secured by any collateral except the lien of the related Mortgage, if applicable.

      (r) Deed of Trust. If a Mortgage for a Loan constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by Seller to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Borrower.

      (s) Types of Loans. Each Loan is either (i) a Home Improvement Loan, (ii) a Debt Consolidation Loan, (iii) a Combination Loan, (iv) a Purchase or Refinance Loan, or (v) subject to the prior approval of Buyer to the inclusion within the definition of Loan, another type of mortgage or consumer loan. No Loan was originated for the express purpose of purchasing a manufactured home.

      (t) Completion of Improvements and Obligations. With respect to a Home Improvement Loan or a Combination Loan that has been originated through a home improvement contractor, all improvements to be made to the related Mortgaged Property, if applicable, with the proceeds of the Loan have been completed. All obligations of a seller or contractor under a Debt Consolidation Loan, a Purchase or Refinance Loan or a Combination Loan have been completed in accordance with the terms thereof as of the Purchase Date, and no additional goods or services will be, or are required to be provided by such seller or contractor after the Purchase Date.

      (u) Origination and Servicing Practices. The origination practices used by each originator of each Loan and the servicing and collection practices used by Seller with respect to each Loan have been in all material respects legal, proper, prudent and customary based upon the loan origination and servicing industry practices applicable to the respective loan type.

      (v) Servicing Practices. Each Loan has been serviced in accordance with all applicable laws and, to the best of Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith.

      (w) No Bulk Transfer. The transfer and assignment of each Note and each related Mortgage, if applicable, by Seller to Buyer was not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

      (x) Relief Act Matters. No Borrower has notified Seller and no relief has been requested or allowed to a Borrower under the Soldiers' and Sailors' Civil Relief Act of 1940.

      (y) Superior Lien Delinquencies. No superior lien on the related Mortgaged Property, if applicable, was more than 30 days past due at the time of origination of the Loan.

      (z) Good Repair. To the best of Seller's knowledge, the related Mortgaged Property described in each Mortgage, if applicable, is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Loan.

      (aa) Interest Computation Method. Interest for each Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

      (bb) Retail Installment Contracts. Some of the Loans may be retail installment contracts for goods or services, and some of the Loans may be Home Improvement Loans for goods or services, which will be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1.

      (cc) Inspections of Improvements; and No Encroachment. To the best of Seller's knowledge, all required inspections, licenses and certificates with respect to the improvements and the use and occupancy of all occupied portions of all property securing the related Mortgage, if applicable, have been made, obtained or issued as applicable. To the best of Seller's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property securing the related Mortgage, if applicable, lay wholly within the boundaries and building restrictions lines of such Mortgaged Property and no improvements on adjoining properties encroach upon such Mortgaged Property and no improvement located on or being a part of such Mortgaged Property is in violation of any applicable zoning laws or regulation.

      (dd) Remedies Against Originators. In the event that any Loan was originated by an entity (such entity, the "Originator") other than Seller or an affiliate of Seller, and to the extent that Seller has failed to fulfill or is not capable of fulfilling its obligations to cure, substitute or repurchase such Loan as required hereunder, then Buyer may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Loan.

      (ee) Consent of Senior Lien. With respect to each Loan that is secured by a Mortgage and such Mortgage is not a first lien on the related Mortgaged Property, either (i) no consent for the Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and is included in the servicer's loan file for such Loan.

      (ff) Flood Insurance. If required by federal or state law, the related Mortgaged Property securing a Loan is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve the rights and remedies of Seller in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

      (gg) No Fraudulent Conveyance. The Loans are not being transferred by Seller with any intent to hinder, delay or defraud any creditors.

      (hh) Value and Marketability. To the best of Seller's knowledge, there do not exist any circumstances, conditions or information with respect to the Loan, the related Mortgaged Property securing same, if applicable, the Borrower or the Borrower's credit standing that reasonably can be expected to cause private institutional investors investing in the same type of loan to regard such Loan as an unacceptable investment, to increase the likelihood that such Loan will become delinquent, or adversely affect the value or marketability of the Loan.

      (ii) Environmental Compliance. To the best of Seller's knowledge, the Mortgaged Property, if applicable, is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

      (jj) No Buydown, GPM or Shared Appreciation Loans. No Loan contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by Seller, the Borrower or anyone else on behalf of the Borrower, or paid by any source other than the Borrower. No Loan contains any other similar provision which may constitute a "buydown" provision. No Loan is a graduated payment mortgage loan. No Loan has a shared appreciation or other contingent interest feature.

      (kk) No Chattel Paper. Each Note is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of
Section 9-105(1)(i)
of the Uniform Commercial Code. No Note constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the Uniform Commercial Code. Each Note has been delivered to Buyer or the Custodian.

      (ll) Entire Agreement. The Note and the Mortgage, if applicable, contain the entire agreement between the related Borrower and the lender and all obligations of the lender under the related Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Loan, except for any assumptions or modifications included in the related Loan File.

      (mm) Title I insurance Coverage. Each Title I Loan is an FHA Title I property improvement loan (as such term is defined in 24 C.F.R. Part 201.2) underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines and all FHA requirements as set forth in the FHA regulations and rules for the Title I Program, and has been or will be reported to and acknowledged by the FHA for Title I insurance under Seller's Title I contract of insurance. Further, Seller has no knowledge of any conditions or circumstances that could reasonably be expected to adversely affect the Title I insurability or invalidate or cancel the Title I insurance with respect to any Title I Loan under the Title I Program.

                                                                       EXHIBIT C
                             MONTHLY ACTIVITY REPORT

Reporting Period (_______________ - _______________)


--------------------------------------------------------------------------------
ADVANCES                                    INTEREST  PRINCIPAL  TOTAL

Beginning Pool Principal Balance

Scheduled Monthly Payments
Recovery of Delinquent Scheduled Payments
Principal Prepayments
FHA Claims Paid
Funds Received on Defaulted Loans (FHA)
                                            --------  --------  -------
Total Funds Collected

Non Performing Sale
Non Performing Sale Proceeds (funds sent
 previously)
CONVENTIONAL CHARGEOFFS
CONVENTIONAL DEFAULTED (funds received)
PAYMENTS RECEIVED ON FHA DEFAULTS
Repurchases (funds sent previously)
Net Principal Losses on FHA Title 1 Claims
Substitution Adjustment
CONVENTIONAL DEFAULTED LOANS
                                            --------  --------  -------
Ending Pool Principal Balance


--------------------------------------------------------------------------------
FUNDS DEPOSITED                                                  TOTAL

Total Funds Collected
Less: Servicing Fees
Less: Retained Yield
Less: FHA Insurance Premium Deposit

                                                                -------
Total Deposited Funds


--------------------------------------------------------------------------------
DEFAULTED LOAN BALANCES

                                    TITLE 1  CONVENTIONAL  COMBINED    COMBINED
                                    CURRENT     CURRENT     PERIOD    CUMULATIVE
                                    AMOUNTS     AMOUNTS     AMOUNTS    AMOUNT
                                    --------   ---------   ---------  ---------

FHA Defaulted Loans
Conventional Defaulted Loans
Total Principal Advances

--------------------------------------------------------------------------------
                                      TITLE 1   CONVENTIONAL  COMBINED  TOTAL
CHARGEOFFS

Principal
Interest Accrued
Funds Received
Total Loss

--------------------------------------------------------------------------------
FHA INSURANCE

Beginning FHA Insurance Amount

Less:   FHA Claims Paid

Less:   Annual Reductions

Plus: Additional HUD Insurance

Ending FHA Insurance Amount

                              No. Loans  Loan Balance  10% Loss   Expected Claim
                                         ------------  --------   --------------

Less: Claims Filed in Current Period

Less: Previous Unresolved Claims Filed

Available FHA Insurance Amount

Less: Claims Pending

Expected Remaining FHA Insurance Amount

                                            Current   Cumulative
                                            -------   ----------

Rejected Claims


--------------------------------------------------------------------------------
PORTFOLIO INFORMATION (Ending Period)

                                              TITLE 1    CONVENTIONAL   COMBINED
                                              -------    ------------   --------

Weighted Average Remaining Maturity (WARM)

Weighted Average Coupon (WAC)

Remaining Number of Loans (#)

Remaining Number of Loans ($)

--------------------------------------------------------------------------------
DELINQUENCY AND FORECLOSURE INFORMATION

                       TITLE 1   ONVENTIONAL  TITLE 1   CONVENTIONAL  COMBINED

                       #    %     #     %     $     %     $     %     $      %
                      ----------------------------------------------------------

31-60 Days Delinquent

61-90 Days Delinquent

91 Days Plus Delinquent

Real Estate Owned

Loans in Foreclosure

Other


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NET LOSS AND LIQUIDATION
                                            TITLE 1   CONVENTIONAL   COMBINED
                                            -------   ------------   --------

Liquidated Mortgage Loans

Accrued but Unpaid Interest

Net Liquidation Proceeds

Net Losses (Gains)

                                    ANNEX II

             Names and Addresses for Communications Between Parties

                      MERRILL LYNCH MORTGAGE CAPITAL, INC.
                        Merrill Lynch World Headquarters
                             World Financial Center
                             North Tower - 8th Floor
                            New York, New York 10281
                            Attention: James B. Cason
                            Telephone: (212) 449-1219
                            Telecopy: (212) 449-6673

               MERRILL LYNCH CREDIT CORPORATION c/o Merrill Lynch
                             Mortgage Capital, Inc.
                        Merrill Lynch World Headquarters
                               World Headquarters
                             World Financial Center
                             North Tower - 8th Floor
                            New York, New York 10281
                            Attention: James B. Cason
                            Telephone: (212) 449-1219
                            Telecopy: (212) 449-6693

                          in each case with copies to:

                      Merrill Lynch Mortgage Capital, Inc.
                        Merrill Lynch World Headquarters
                               World Headquarters
                             World Financial Center
                             North Tower - 8th Floor
                            New York, New York 10281
                           Attention: Michael A. Blum
                            Telephone: (212) 449-8486
                            Telecopy: (212) 449-6693

                                       and

                                Brown & Wood LLP
                             One World Trade Center
                            New York, New York 10048
                           Attention: Michael P. Peck
                            Telephone: (212) 839-5576
                            Telecopy: (212) 839-5599

                        --------------------------------

                            FIRSTPLUS FINANCIAL, INC.
                              1250 Mockingbird Lane
                            Dallas, Texas 75247-4902
                           Attention: Barry Tenenholtz
                            Telephone: (214) _______
                             Telecopy: (214) _______